SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2006 (October 19, 2006)

ANALYSTS INTERNATIONAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-4090	41-0905408
(Commission File Number)	(IRS Employer
Identification No.)
3601 West 76th Street, Minneapolis, Minnesota 55435-3000
(Address of Principal Executive Offices) (Zip Code)

(952) 835-5900
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 19, 2006, Analysts International Corporation (the “Company”) entered into amendments to the existing Change in Control Agreements with certain of its officers and employees. The Company’s officers and other executive employees who were a party to the Second Amendment to Change in Control Agreement were Jeffrey P. Baker, John D. Bamberger, Colleen M. Davenport, Paulette Quist and David J. Steichen. The Company’s executive employees who were a party to the First Amendment to Change in Control Agreement were Praba Manivasager, David Jenkins and Walter Michels. The existing Change in Control Agreements call for a payment to the executive of 2.99 times the sum of the executive’s base salary plus targeted incentive compensation. The amendment to the Change in Control Agreements would limit the payment to 2.99 times the executive’s current base salary. The amendments will be effective as of January 1, 2007.

The foregoing summary of the amendments to the Change in Control Agreements does not purport to be complete and is qualified in its entirety by reference to the Form of First Amendment to Change in Control Agreement and Form of Second Amendment to Change in Control Agreement attached to this Current Report on Form 8-K as Exhibits 10.1 and 10.2 and incorporated by reference as if fully set forth herein.

Item 5.02 Election of Director

The Company announced on October 23, 2006 that on October 19, 2006, the Company’s current President and Chief Executive Officer, Jeffrey P. Baker, was appointed to the Company’s Board of Directors. In connection with his appointment to the Board, Mr. Baker has agreed to enter into an agreement with the Company stipulating that if Mr. Baker ceased being an employee of the Company for any reason he would immediately resign his position as a director of the Company.

The full text of the press release issued in connection with Mr. Baker’s appointment to the Board of Directors is attached hereto as Exhibit 99.1 and incorporated by reference into this Current Report as if fully set forth herein.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements: None.

(b) Pro forma financial information: None.

(c) Shell Company Transactions: None.

(d) Exhibits:

10.1 Form of First Amendment to Change in Control Agreement

10.2  Form of Second Amendment to Change in Control Agreement

99.1 Press Release dated October 23, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	October 25, 2006	ANALYSTS INTERNATIONAL CORPORATION

/s/ David J. Steichen
David J. Steichen
Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

ANALYSTS INTERNATIONAL CORPORATION
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
October 25, 2006	0-4090

EXHIBIT NO.	ITEM

10.1	Form of First Amendment to Change in Control Agreement

10.2	Form of Second Amendment to Change in Control Agreement

99.1	Press Release dated October 23, 2006